                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                  --------------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) March 31, 1998
                                 --------------


                             POST PROPERTIES, INC.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


     Georgia                        1-12080                      58-1550675
-----------------           ------------------------         ------------------
 (State or other            (Commission File Number)           (IRS Employer
 jurisdiction of                                             Identification No.)
 incorporation)


3350 Cumberland Circle, Atlanta, Georgia                     30339
----------------------------------------                   ----------
(Address of principal executive offices)                   (Zip Code)


                                 (770) 850-4400
                           --------------------------
              (Registrant's telephone number, including area code)




                      This document consists of 4 pages

                         The Exhibit Index is at page 4.

Item 5.           Other Events

         Post Apartment Homes, L.P. announced today the issuance and sale (the "Offering") of $50,000,000 aggregate principal amount of Remarketed Reset Notes due April 7, 2009 (the "Notes"). The Registrant is filing this Current Report on Form 8-K so as to file with the Commission certain items that are to be incorporated by reference into its Registration Statement on Form S-3 (Registration No. 333-36595) with respect to the Offering.


Item 7.           Financial Statements and Exhibits

         (c)      Exhibits.

Exhibit No.       Description
-----------       -----------

  4(a)     --     Form of Note for the Remarketed Reset Notes due April 7, 2009
                  (incorporated by reference to Exhibit 4(a) to the Current
                  Report on Form 8- K filed by Post Apartment Homes, L.P. on
                  April 8, 1998)

  4(b)     --     Form of Remarketing Agreement for the Remarketed Reset Notes
                  due April 7, 2009 (incorporated by reference to Exhibit 4(b)
                  to the Current Report on Form 8-K filed by Post Apartment
                  Homes, L.P. on April 8, 1998)

  4(c)     --     Form of Remarketing Underwriting Agreement for the Remarketed
                  Reset Notes due April 7, 2009 (incorporated by reference to
                  Exhibit 4 to the Current Report on Form 8-K filed by Post
                  Apartment Homes, L.P. on April 8, 1998)

    8      --     Opinion of King & Spalding relating to certain tax matters
                  (incorporated by reference to Exhibit 8 to the Current Report on Form 8-K filed by Post Apartment Homes, L.P. on April 8,
                  1998)

   23      --     Consent of King & Spalding (included in Exhibit 8)





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  POST PROPERTIES, INC.
                                  (Registrant)



Date:   April 8, 1998             By:   /s/ John T. Glover
                                        --------------------------------------
                                        John T. Glover
                                        President


















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


                                  EXHIBIT INDEX



Exhibit No.       Description                                                      Page
-----------       -----------                                                      ----

4(a)          --  Form of Note for the Remarketed Reset Notes due April 7, 2009
                  (incorporated by reference to Exhibit 4(a) to the Current
                  Report on Form 8-K filed by Post Apartment Homes, L.P. on
                  April 8, 1998)

4(b)          --  Form of Remarketing Agreement for the Remarketed Reset Notes
                  due April 7, 2009 (incorporated by reference to Exhibit 4(b)
                  to the Current Report on Form 8-K filed by Post Apartment
                  Homes, L.P. on April 8, 1998)

4(c)          --  Form of Remarketing Underwriting Agreement for the Remarketed
                  Reset Notes due April 7, 2009 (incorporated by reference to
                  Exhibit 4 to the Current Report on Form 8-K filed by Post
                  Apartment Homes, L.P. on April 8, 1998)

  8           --  Opinion of King & Spalding relating to certain tax matters
                  (incorporated by reference to Exhibit 8 to the Current Report on Form 8-K filed by Post Apartment Homes, L.P. on April 8,
                  1998)

 23           --  Consent of King & Spalding (included in Exhibit 8)







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